Supplement dated August 11, 2023
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY, Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Jefferson National is changing its home office and mail addresses.
Effective August 27, 2023, Jefferson National’s new home office address will be DSPF-16, 1 Nationwide Plaza, Columbus, OH 43215-2239.
In addition, effective August 27, 2023, all correspondence should be sent to:
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For correspondence via U.S. mail:
P.O. Box 183000, Columbus, OH 43218
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For correspondence via courier or overnight mail:
DSPF-16, 1 Nationwide Plaza, Columbus, OH 43215-2239
PROS-0745